UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 28, 2004
Date of Report (Date of earliest event reported)

SPORT CHALET, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)

One Sport Chalet Drive
La Canada, California 91011
(Address of principal executive offices)(zip code)
(818) 949-5300
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1	Press release dated July 28, 2004: “Sport Chalet Reports First Quarter Results.”

Item 12.    Results of Operations and Financial Condition.

On July 28, 2004, the registrant issued a press release regarding its financial results for the first quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filling under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2004	SPORT CHALET, INC.
By /s/ Howard K. Kaminsky
Howard K. Kaminsky,
Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated July 28, 2004: “Sport Chalet Reports First Quarter Results”.

4